EXHIBIT 10.3

AMENDMENT TO

ASSIGNMENT AND ASSUMPTION OF AGREEMENT

OF PURCHASE AND SALE

THIS AMENDMENT TO ASSIGNMENT AND ASSUMPTION (this “Amendment to Assignment”) is dated July 27, 2008, by and between FOWLER PROPERTY ACQUISITIONS, LLC, a California limited liability company (“Assignor”) and FPA CONIFER ASSOCIATES, LLC, a Delaware limited liability (“Assignee”) with reference to the following:

WHEREAS, Assignor entered into a Purchase and Sale Agreement for certain real property located at 3383 Holcomb Bridge Road, Norcross, Georgia (“Subject Property”) on or about April 2, 2008, as further amended from time to time, with Simpson Financing LP (“Seller”) (the “Purchase Agreement”);

WHEREAS, on May 22, 2008, Assignor assigned the Purchase Agreement to FPA Conifer Associates, LLC;

WHEREAS, on July 17, 2008, Assignee filed a First Amendment to its Certificate of Formation, changing its name from FPA Conifer Associates, LLC to FPA/PRIP Conifer, LLC;

NOW THEREFORE, the parties hereto agree as follows:

1. Assignee hereby agrees to complete the purchase of the Subject Property pursuant to the terms of the Purchase Agreement in the name of FPA/PRIP CONIFER, LLC. Assignee hereby reaffirms all representations, warranties and indemnities contained in the Assignment dated May 22, 2008.

2. A copy of the Assignee’s First Amendment to Certificate of Formation is attached hereto.

3. This Amendment to Assignment consists of two pages and may be signed in one or more counterparts and all such counterparts shall be treated as one agreement. Facsimile copies of signature pages of this Amendment to Assignment shall be deemed originals for purposes of the creation of a fully executed, delivered and enforceable counterpart contract.

“ASSIGNOR”:

Fowler Property Acquisitions, LLC

a California limited liability company

By:	/s/ Michael B. Earl
Michael B. Earl, Manager-Member

“ASSIGNEE”

FPA/PRIP CONIFER, LLC

a Delaware limited liability company

By its Operating Member:

FPA CONIFER INVESTORS, LLC

a Delaware limited liability company

By its Manager:

GE CONIFER, LLC

a Delaware limited liability company

By:	/s/ Michael B. Earl
Michael B. Earl, Manager

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